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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 12, 2008


                                Youbet.com, Inc.
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             (Exact name of registrant as specified in its charter)



       Delaware                     0-26015                   95-4627253
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   (State or other          (Commission File Number)       (I.R.S. Employer
    jurisdiction of                                        Identification No.)
    incorporation



                               5901 De Soto Avenue
                        Woodland Hills, California 91367
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          (Address of principal executive offices, including zip code)



                                 (818) 668-2100
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              (Registrant's telephone number, including area code)




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             (Former name or address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2008, at the 2008 annual meeting of stockholders, the stockholders of Youbet approved the second amendment to our equity incentive plan. The second amendment increased the number of shares of our common stock authorized for issuance under the plan by 2,000,000 shares.

A more detailed description of the terms of our equity incentive plan, as amended, is contained in our proxy statement for the 2008 annual meeting of stockholders filed with the Securities and Exchange Commission on April 29, 2008. The descriptions of the plan, as amended, in our proxy statement and the second amendment in this report are qualified in their entirety by reference to the full text of the plan, the first amendment and the second amendment that are being filed with or incorporated by reference into this report as Exhibits 10.1,
10.2 and 10.3, respectively.

At the 2008 annual meeting of stockholders, the stockholders of Youbet also elected Michael J. Soenen to our board of directors and re-elected the six incumbent director nominees--Gary Adelson, Michael Brodsky, Governor James Edgar, F. Jack Liebau, Jay R. Pritzker and Michael D. Sands.

At a regular meeting of our board of directors held after the 2008 annual meeting of stockholders, our board of directors resolved to expand the board to eight members and, upon the recommendation of the nominating and corporate governance committee, appointed Raymond C. Anderson to fill the vacancy thus created.

Mr. Anderson, age 43, has served as the founding partner of Burnham Venture Management, Ltd., a turnaround management consulting company, since 2001 and as a partner of Graue Mill Partners, LLC, a private equity investment firm affiliated with Burnham Venture Management, since May 2004. Previously, Mr. Anderson was chief financial officer of USA Floral Products, Inc. from 1997 to 1998. Mr. Anderson earned an MBA from the University of Chicago in 2000, a J.D. from Loyola University in 1991 and a B.S. from Indiana University in 1987.

At the board meeting, our board of directors also affirmatively determined that Governor Edgar and Messrs. Adelson, Anderson, Liebau, Pritzker and Soenen are each independent as defined in NASDAQ Marketplace Rule 4200(a)(15). Our board of directors further reconstituted the membership of the board committees and named Messrs. Adelson (Chairman), Pritzker and Soenen as the compensation committee, Governor Edgar (Chairman) and Messrs. Liebau and Pritzker as the nominating and corporate governance committee and Messrs. Anderson (Chairman), Adelson and Soenen as the audit committee. With respect to NASDAQ and SEC audit committee membership requirements, our board of directors found that each of Messrs. Adelson, Anderson and Soenen are financially sophisticated, as described in Marketplace Rule 4350(d)(2), and that Mr. Anderson qualifies as an audit committee financial expert, as defined by SEC rules. In addition, our board of directors determined to separate the offices of chairman and chief executive officer and appointed Mr. Liebau as chairman of the board.

Item 9.01.  Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:

         10.1* Youbet.com, Inc. Equity Incentive Plan (incorporated by reference to Exhibit 10.2 to Youbet's registration statement on Form S-3, File No. 333-126131).

         10.2* Amendment Number One to the Youbet.com, Inc. Equity Incentive
               Plan (incorporated by reference to Exhibit 10.2 to Youbet's current report on Form 8-K filed June 16, 2006).

         10.3* Amendment Number Two to the Youbet.com, Inc. Equity Incentive
               Plan.

         10.4* Form of Incentive Stock Option Agreement.

         10.5* Form of Performance Stock Option Agreement.

         10.6* Form of Non-Employee Director Incentive Stock Option Agreement.


         ________________________
         * Management contract or compensatory plan.

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              YOUBET.COM, INC.



Dated: June 17, 2008          By: /s/ James A. Burk
                                  --------------------------------------------
                                  James A. Burk
                                  Chief Financial Officer

                                                                    Exhibit 10.3


                              AMENDMENT NUMBER TWO
                                     TO THE
                     YOUBET.COM, INC. EQUITY INCENTIVE PLAN


      Pursuant to the power reserved to the Board of Directors of Youbet.com, Inc. (the "Company") under Section 13.1 of the Youbet.com, Inc. Equity Incentive Plan (the "Plan"), the Plan hereby is amended to increase the number of shares available for grant under the Plan by an additional 2,000,000 shares, as follows:


                                       1.


      Section 4.1 of the Plan, entitled "Shares Subject to the Plan" (as previously amended by Amendment Number One to the Plan), shall be amended by deleting the first sentence thereof and by substituting in its place the following:


Subject to adjustment as provided in Section 5.2, the maximum number of Shares which may be issued under the Plan shall be Thirteen Million, Seven Hundred Fifty Thousand (13,750,000) Shares, which includes Eleven Million, Seven Hundred Fifty Thousand (11,750,000) Shares authorized for issuance prior to the June 12, 2008 amendment to the Plan.


      This Amendment Number Two to the Plan shall be effective as of June 12, 2008, subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company scheduled for June 12, 2008.

                                                                    Exhibit 10.4


                     YOUBET.COM, INC. EQUITY INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT


         Participant                                 _______________

         Date of Grant                               _______________

         Number of Shares Purchasable                _________

         Exercise Price                             $_________

         Expiration Date                             _______________


                  This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated above by and between Youbet.com, Inc., a Delaware corporation (the "Company"), and the Participant named above.

                  WHEREAS, the Participant is an employee of the Company and/or an Affiliate of the Company;

                  WHEREAS, pursuant to the Youbet.com, Inc. Equity Incentive Plan (the "Plan"), the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board of Directors") has approved the grant to the Participant of an option to purchase shares of the common stock of the Company (the "Common Stock"), on the terms and conditions set forth herein; and

                  WHEREAS, capitalized terms used, but not otherwise defined, herein shall have the same meaning assigned to such term in the Plan.

                  NOW, THEREFORE, based on the foregoing recitals and in consideration of the covenants set forth herein, the parties hereto hereby agree as follows:

                          1. Grant of Option; Certain Terms and Conditions. The
Company hereby grants to the Participant, and the Participant hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated above (the "Option Shares") at the Exercise Price per share indicated above, which option shall expire at 5:00 o'clock p.m., California time, on the Expiration Date indicated above and shall be subject to all of the terms and conditions set forth in this Agreement and the Plan (the "Option"). This Option is intended to qualify, to the maximum extent possible, as an "incentive stock option" under the Section 422 of the Internal Revenue Code.

                          2. Vesting. The Option granted hereunder shall vest in
four installments as follows:

        Vesting Date                  Cumulative Percentage of Option Vested
        ------------                  --------------------------------------

1st Anniversary of Date of Grant                     25%
2nd Anniversary of Date of Grant                     50%
3rd Anniversary of Date of Grant                     75%
4th Anniversary of Date of Grant                     100%

In the event that the Participant ceases to render personal services to the Company or any Affiliate, so that Participant is not a non-employee director, officer, employee, consultant or advisor of, or other individual providing personal services to, the Company or an Affiliate of the Company (a "Termination"), then:

                        (i) regardless of the reason for such Termination, all vesting of the Option shall cease as of the date of such Termination and any unvested portion of the Option shall be forfeited immediately and shall be of no further force or effect whatsoever;

                       (ii) if the Termination is initiated by the Company without Cause or if the Termination is initiated voluntarily by the Participant (including as a result of the Participant's disability), then the vested portion of the Option shall lapse and be of no further force or effect whatsoever if (and to the extent) not exercised by 5:00 o'clock p.m., California time, on the ninetieth (90th) day after the date of such Termination (but not later than the Expiration Date);

                      (iii) if the Termination is the result of the Participant's death, then the vested portion of the Option shall lapse and be of no further force or effect whatsoever if (and to the extent) not exercised by 5:00 o'clock p.m., California time, on the first anniversary of the date of such Termination (but not later than the Expiration Date); and

                       (iv) if the Termination is initiated by the Company for Cause, then any vested portion of the Option shall cease to be exercisable immediately, the Option (including both vested and unvested portions) shall be forfeited and the Option shall be of no further force or effect whatsoever.

Pursuant to Section 9.1 of the Plan, upon the consummation of a Change of Control, if the surviving Company, the purchaser, or its Affiliate, to the extent applicable, does not assume the obligations of the Company under the Plan and the Participant has not had a Termination prior to the Change of Control, then irrespective of the vesting provisions contained in this Agreement, the Option shall become vested and immediately exercisable in full as of the Change of Control. To the extent that the Plan is assumed by the surviving Company, the purchaser or its Affiliate, then a Change of Control will have no effect on the vesting or exercisability of the Option, except to the extent otherwise provided in this Agreement.

                          3. Exercise. The Option shall be exercisable during
the Participant's lifetime only by the Participant or by his or her guardian or legal representative, and after the Participant's death only by the person or entity entitled to do so under Participant's last will and testament or applicable intestate law. The Option may be exercised only by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased and shall be accompanied by payment in full (in accordance with Section 5.1(c) of the Plan) of the aggregate Exercise Price for such Option Shares.

                          4. Payment of Withholding Taxes. If the Company
becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income or payroll tax, then, in accordance with
Section 8.6 of the Plan, the Participant shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company.

                          5. Notices. All notices and other communications
required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or when actually received after mailing by certified or registered mail, postage prepaid, return receipt requested: (a) to the Company, at 5901 DeSoto Avenue, Woodland Hills, California 91367, Attention: Chief Financial Officer, (b) to the Participant, at the address set forth beneath his or her signature on the signature page hereto, or (c) to either party, at such other address as the party may designate by written notice in the foregoing manner.

                          6. Stock Exchange Requirements; Applicable Laws.
Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed, or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

                          7. Plan. The Option is granted pursuant to the Plan
and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time, provided however, that in accordance with
Section 13.2 of the Plan, no amendment to the Plan or this Agreement that is materially adverse to the Participant may be adopted without the consent of the Participant. Any rules and regulations the Committee may adopt for the purpose of administering the Plan, as well as any interpretation or construction by the Committee of the Plan or this Agreement, shall be final and binding upon the Participant and his or her heirs and assigns.

                          8. Stockholder Rights.  In accordance with
Article 12 of the Plan, no person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any shares of Common Stock represented by the Option until the Option shall have been duly exercised to purchase such Option Shares (in accordance with the provisions of this Agreement) and the Company shall have delivered to the Participant stock certificates or other evidence of ownership.

                          9. Employment Rights.  In accordance with
Article 12 of the Plan, no provision of this Agreement or of the Option granted hereunder shall (a) confer upon the Participant any right to continue in the service of the Company or any Affiliate, (b) affect the right of the Company and each Affiliate to terminate the Participant's service, with or without cause, or (c) confer upon the Participant any right to participate in any employee benefit plan or program of the Company or any Affiliate (other than the Plan). The Participant hereby acknowledges and agrees that the Company and any Affiliate may terminate the Participant's service at any time and for any reason, or for no reason, unless the Participant and the Company or such Affiliate are parties to a written employment or other written agreement that expressly provides otherwise.

                         10. The Company's Rights. Subject to limitations set
forth in Article 10 of the Plan, nothing contained in this Agreement shall be construed to prevent the Board of Directors from taking any corporate action that is deemed by the Board of Directors to be appropriate or in the Company's best interests, whether or not such action would have an adverse effect on the Option. In particular, the existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stock with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                         11.  Restriction on Transfer.  Except as set forth in
Section 8.7 of the Plan, the Option may not be sold, assigned, transferred, made subject to gift, mortgaged, pledged, encumbered or otherwise disposed of by the Participant, other than a transfer by will or by the laws of descent and distribution.

                         12. Conformity with Plan. This Agreement is intended to
conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement, or any matters as to which this Agreement is silent, the Plan shall govern. The Participant acknowledges having received a copy of the Plan.

                         13. Entire Agreement; Modification. This Agreement
contains the entire agreement between the parties with respect to the subject matter contained herein, and may not be modified or waived, except as provided in the Plan or in a written document signed by each of the parties hereto.
Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement shall be void and ineffective for all purposes.

                         14. Governing Law. This Agreement and the Option
granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice of law rules or conflict of law principles thereof.

                  IN WITNESS WHEREOF, the Company and Participant have duly executed this Agreement effective as of the Date of Grant.

                                   Youbet.com, Inc.


                                   By:    _________________________________
                                   Name:
                                   Title:



                                   Participant

Date: __________________           Signature: _____________________________

                                   Name:      _____________________________

                                   Address    _____________________________
                                              _____________________________

                                                                  Exhibit 10.5

                     YOUBET.COM, INC. EQUITY INCENTIVE PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT


         Participant                              __________________

         Date of Grant                            __________________

         Number of Shares Purchasable             _________

         Exercise Price                           $________

         Expiration Date                          __________________


                  This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated above by and between Youbet.com, Inc., a Delaware corporation (the "Company"), and the Participant named above.

                  WHEREAS, the Participant is a director, officer, employee, consultant or advisor of, or other individual providing personal services to, the Company and/or an Affiliate of the Company;

                  WHEREAS, pursuant to the Youbet.com, Inc. Equity Incentive Plan (the "Plan"), the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board of Directors") has approved the grant to the Participant of an option to purchase shares of the common stock of the Company (the "Common Stock"), on the terms and conditions set forth herein; and

                  WHEREAS, capitalized terms used, but not otherwise defined, herein shall have the same meaning assigned to such term in the Plan.

                  NOW, THEREFORE, based on the foregoing recitals and in consideration of the covenants set forth herein, the parties hereto hereby agree as follows:

                          1. Grant of Option; Certain Terms and Conditions. The
Company hereby grants to the Participant, and the Participant hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated above (the "Option Shares") at the Exercise Price per share indicated above, which option shall expire at 5:00 o'clock p.m., California time, on the Expiration Date indicated above and shall be subject to all of the terms and conditions set forth in this Agreement and the Plan (the "Option"). This Option is not intended to qualify as an "incentive stock option" under the Section 422 of the Internal Revenue Code.

                          2. Vesting. The Option granted hereunder shall vest in
three parts. The Option for one-third of the Option Shares shall vest upon December 31, 2008, if the Participant remains an employee or director of the Company on December 31, 2008. The Participant shall earn a vested interest in an additional one-third of the Option Shares if and only if the Company's [description of performance measure] for the year ended December 31, 2008 [description of performance target], and the Participant shall earn a vested interest in another additional one-third of the Option Shares if and only if [description of performance target], in each case so long as the Participant remains an employee or director of the Company on December 31, 2008.
[Whether the financial target has been attained] shall be determined by the Committee, in consultation with the Company's accountants and consistent with the Company's audited financial statements for 2008.

         Any portion of the Option which does not vest in accordance with the preceding paragraph based upon [the financial performance] immediately shall be forfeited effective December 31, 2008. If and to the extent that the Option vests but the Participant ceases to be an employee or director of the Company and such relationship was terminated for Cause, then one hundred percent (100%) of the Option shall be deemed forfeited. If the Participant's relationship with the Company as an employee and, if applicable, director ceases for any other reason (e.g., death, disability, resignation or termination without Cause) prior to December 31, 2008, then all of the Option Shares immediately shall be forfeited as of the date of termination.

         Notwithstanding anything to the contrary in the Plan, "Cause" means (i) the repeated and willful failure of the Participant to substantially perform his or her duties after a demand for substantial performance is made to the Participant that specifically identifies the manner in which the Company or any Affiliate believes the Participant has not substantially performed such duties;
(ii) any willful or grossly negligent misconduct by the Participant which is materially injurious to the Company or any Affiliate, monetarily or otherwise;
(iii) the Participant's conviction of, or plea of guilty or no contest to, a felony; or (iv) an illegal act (or omission), or intentional act (or omission) of dishonesty or misrepresentation, taken by the Participant which is intended to result in the personal enrichment of the Participant at the expense of the Company or any Affiliate.

                          3. Exercise. The vested Option shall be exercisable
through the earliest of (i) the Expiration Date, (ii) the first anniversary of the Participant's date of death, or (iii) ninety (90) days following the date the Participant ceases to be an employee and, if applicable, a director, for any reason other than death. If and to the extent that the Participant's relationship with the Company as an employee or director is terminated for Cause, then any vested Option immediately shall cease to be exercisable as of the date of termination and shall be of no further force or effect whatsoever. The vested Option shall be exercisable during the Participant's lifetime only by the Participant or by his or her guardian or legal representative, and after the Participant's death only by the person or entity entitled to do so under the Participant's last will and testament or applicable intestate law. The Option may be exercised only by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option
Shares to be purchased and shall be accompanied by payment in full
(in accordance with Section 5.1(c) of the Plan) of the aggregate Exercise
Price for such Option Shares.

                          4. Restricted Common Stock. In the event the Option is
exercised, in whole or in part, prior to January 1, 2011, then the Common
Stock issued in connection with such exercise shall be subject to the following restriction: no interest in such Common Stock shall be sold, transferred, assigned, pledged or otherwise disposed of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law any interest) (a "Transfer") prior to January 1, 2010, and no more than Fifty Percent (50%) of the Common Stock issued in connection with any exercise of the Option may be Transferred prior to January 1, 2011, provided that the foregoing restrictions shall not apply to Transfers (A) pursuant to applicable laws of descent and distribution or (B) among the Participant's Family Group, and provided further that (x) the foregoing restrictions shall continue to be applicable to Common Stock after any such permitted Transfer until January 1, 2011, and (y) the permitted transferees of such Common Stock shall have agreed in writing to be bound by such restrictions. The foregoing restrictions on Transfer shall not apply to any Transfer of the Common Stock (i) to the Company, (ii) in connection with the conversion of the Company's Common Stock into another class of the Company's capital stock, or (iii) in connection with a Change in Control of the Company. "Family Group" means (A) the Participant's spouse and descendants (whether natural or adopted), (B) any trust solely for the benefit of the Participant and/or the Participant's spouse and/or descendants (whether natural or adopted), and (iii) any limited liability company or limited partnership the equity interests of which are owned by the Participant, the Participant's spouse and/or the Participant's descendants (whether natural or adopted). To enforce the foregoing restrictions, the Company may withhold the issuance of a share certificate to the Participant (or his permitted transferee) until January 1, 2011.

                          5. Payment of Withholding Taxes. If the Company
becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income or payroll tax, then, in accordance with
Section 8.6 of the Plan, the Participant shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company.

                          6. Notices. All notices and other communications
required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or when actually received after mailing by certified or registered mail, postage prepaid, return receipt requested: (a) to the Company, at 5901 DeSoto Avenue, Woodland Hills, California 91367, Attention: Chief Financial Officer, (b) to the Participant, at the address set forth beneath his or her signature on the signature page hereto, or (c) to either party, at such other address as the party may designate by written notice in the foregoing manner.

                          7. Stock Exchange Requirements; Applicable Laws.
Notwithstanding anything to the contrary in this Agreement, no shares of Common Stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if
(a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed, or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company. Notwithstanding anything to the contrary in this Agreement, if applicable, the terms of this Agreement shall be construed to comply with rules promulgated under Internal Revenue Code Section 409A.

                          8. Plan. The Option is granted pursuant to the Plan
and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time, subject to Section 13.2 of the Plan. Any rules and regulations the Committee may adopt for the purpose of administering the Plan, as well as any interpretation or construction by the Committee of the Plan or this Agreement, shall be final and binding upon participant and his or her heirs and assigns.

                          9.  Stockholder Rights.  In accordance with
Article 12 of the Plan, no person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any shares of Common Stock represented by the Option until the Option shall have been duly exercised to purchase such Option Shares (in accordance with the provisions of this Agreement) and the Company shall have delivered to the Participant stock certificates or other evidence of ownership.

                         10.  Employment Rights.  In accordance with Article 12
of the Plan, no provision of this Agreement or of the Option granted hereunder shall (a) confer upon the Participant any right to continue in the service of the Company or any Affiliate, (b) affect the right of the Company and each Affiliate to terminate the Participant's service, with or without cause, or (c) confer upon the Participant any right to participate in any employee benefit plan or program of the Company or any Affiliate (other than the Plan).
The Participant hereby acknowledges and agrees that the Company and any Affiliate may terminate the Participant's service at any time and for any reason, or for no reason, unless the Participant and the Company or such Affiliate are parties to a written employment or other written agreement that expressly provides otherwise.

                         11. The Company's Rights. Subject to Article 10 of
the Plan, nothing contained in this Agreement shall be construed to prevent the Board of Directors from taking any corporate action that is deemed by the Board of Directors to be appropriate or in the Company's best interests, whether or not such action would have an adverse effect on the Option.
In particular, the existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stock with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                         12.  Restriction on Transfer.   Except as set forth in
Section 8.7 of the Plan, the Option may not be sold, assigned, transferred, made subject to gift, mortgaged, pledged, encumbered or otherwise disposed of by the Participant, other than a transfer by will or by the laws of descent and distribution.

                         13. Conformity with Plan. This Agreement is intended to
conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement, or any matters as to which this Agreement is silent, the Plan shall govern. The Participant acknowledges having received a copy of the Plan.

                         14. Entire Agreement; Modification. This Agreement
contains the entire agreement between the parties with respect to the subject matter contained herein, and may not be modified or waived, except as provided in the Plan or in a written document signed by each of the parties hereto.
Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement shall be void and ineffective for all purposes.

                        15. Governing Law. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice of law rules or conflict of law principles thereof.

                  IN WITNESS WHEREOF, the Company and Participant have duly executed this Agreement effective as of the Date of Grant.

                               Youbet.com, Inc.

                               By:  _________________________________
                               Name:
                               Title:


                               Participant

                               Signature:    _________________________________

                               Address:      _________________________________
                                             _________________________________

                                                                  Exhibit 10.6


                     YOUBET.COM, INC. EQUITY INCENTIVE PLAN

                      NON-QUALIFIED STOCK OPTION AGREEMENT


         Participant                              ________________

         Date of Grant                            ________________

         Number of Shares Purchasable             ________

         Exercise Price                           $_______

         Expiration Date                          ________________


                  This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated above by and between Youbet.com, Inc., a Delaware corporation (the "Company"), and the Participant named above.

                  WHEREAS, Participant is a non-employee director of the Company;

                  WHEREAS, pursuant to the Youbet.com, Inc. Equity Incentive Plan (the "Plan"), the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board of Directors") has approved the grant to the Participant of an option to purchase shares of the common stock of the Company (the "Common Stock"), on the terms and conditions set forth herein; and

                  WHEREAS, capitalized terms used, but not otherwise defined, herein shall have the same meaning assigned to such term in the Plan.

                  NOW, THEREFORE, based on the foregoing recitals and in consideration of the covenants set forth herein, the parties hereto hereby agree as follows:

                           1. Grant of Option; Certain Terms and Conditions. The
Company hereby grants to the Participant, and the Participant hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated above (the "Option Shares") at the Exercise Price per share indicated above, which option shall expire at 5:00 o'clock p.m., California time, on the Expiration Date indicated above and shall be subject to all of the terms and conditions set forth in this Agreement and the Plan
(the "Option"). This Option is not intended to qualify as an "incentive stock option" under the Section 422 of the Internal Revenue Code.

                          2. Vesting. The Options granted hereunder shall vest
as follows: 1/12 of the Number of Shares Purchasable (rounded down to the next whole number of shares) shall become exercisable in each of the twelve (12) calendar months following the Date of Grant, as of the day in such calendar month which is the same as the day of the calendar month that includes the Grant Date, provided in each instance, that the Participant remains a director, officer, employee, consultant or advisor of, or other individual providing personal services to, the Company or an Affiliate of the Company of such date.

If the Participant ceases to be a director, officer, employee, consultant or advisor of, or other individual providing personal services to, the Company or an Affiliate of the Company (a "Termination") prior to the first anniversary of the Date of Grant, then regardless of the reason for such Termination, all vesting of the Option shall cease as of the date of such Termination and any non-vested Options immediately shall be forfeited.

                          3. Exercise. The vested Option shall be exercisable
through 5:00 o'clock p.m., California time on the earliest of (i) the Expiration Date, (ii) the first anniversary of the Participant's date of death, or (iii) ninety (90) days following the date of Termination for any reason other than death. If and to the extent that the Participant's relationship with the Company as an employee or director is terminated for Cause, then any vested Option immediately shall cease to be exercisable as of the date of Termination and shall be of no further force or effect whatsoever. The vested Option shall be exercisable during the Participant's lifetime only by the Participant or by his or her guardian or legal representative, and after the Participant's death only by the person or entity entitled to do so under the

Participant's last will and testament or applicable intestate law. The Option may be exercised only by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased and shall be accompanied by payment in full (in accordance with Section 5.1(c) of the Plan) of the aggregate Exercise Price for such Option Shares.

                          4. Payment of Withholding Taxes. If the Company
becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income or payroll tax, then, in accordance with
Section 8.6 of the Plan, the Participant shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company.

                          5. Notices. All notices and other communications
required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or when actually received after mailing by certified or registered mail, postage prepaid, return receipt requested: (a) to the Company, at 5901 DeSoto Avenue, Woodland Hills, California 91367, Attention: Chief Financial Officer, (b) to the Participant, at the address set forth beneath his or her signature on the signature page hereto, or (c) to either party, at such other address as the party may designate by written notice in the foregoing manner.

                          6. Stock Exchange Requirements; Applicable Laws.
Notwithstanding anything to the contrary in this Agreement, no shares of Common Stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if
(a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed, or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

                          7. Plan. The Option is granted pursuant to the Plan
and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time, subject to Section 13.2 of the Plan. Any rules and regulations the Committee may adopt for the purpose of administering the Plan, as well as any interpretation or construction by the Committee of the Plan or this Agreement, shall be final and binding upon the Participant and his or her heirs and assigns.

                          8.  Stockholder Rights.  In accordance with
Article 12 of the Plan, no person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any shares of Common Stock represented by the Option until the Option shall have been duly exercised to purchase such Option Shares (in accordance with the provisions of this Agreement) and the Company shall have delivered to the Participant stock certificates or other evidence of ownership.

                          9.  Employment Rights.  In accordance with
Article 12 of the Plan, no provision of this Agreement or of the Option granted hereunder shall (a) confer upon the Participant any right to continue in the service of the Company or any Affiliate, (b) affect the right of the Company and each Affiliate to terminate the Participant's service, with or without cause, or (c) confer upon the Participant any right to participate in any employee benefit plan or program of the Company or any Affiliate (other than the Plan). The Participant hereby acknowledges and agrees that the Company and any Affiliate may terminate the Participant's service at any time and for any reason, or for no reason, unless the Participant and the Company or such Affiliate are parties to a written employment or other written agreement that expressly provides otherwise.

                         10. The Company's Rights. Subject to Article 10 of
the Plan, nothing contained in this Agreement shall be construed to prevent the Board of Directors from taking any corporate action that is deemed by the Board of Directors to be appropriate or in the Company's best interests, whether or not such action would have an adverse effect on the Option.
In particular, the existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stock with preference ahead of or convertible into, or otherwise affecting the Common

Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                         11.  Restriction on Transfer.  Except as set forth in
Section 8.7 of the Plan, the Option may not be sold, assigned, transferred, made subject to gift, mortgaged, pledged, encumbered or otherwise disposed of by the Participant, other than a transfer by will or by the laws of descent and distribution.

                         12. Conformity with Plan. This Agreement is intended to
conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement, or any matters as to which this Agreement is silent, the Plan shall govern. The Participant acknowledges having received a copy of the Plan.

                         13. Entire Agreement; Modification. This Agreement
contains the entire agreement between the parties with respect to the subject matter contained herein, and may not be modified or waived, except as provided in the Plan or in a written document signed by each of the parties hereto.
Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement shall be void and ineffective for all purposes.

                         14. Governing Law. This Agreement and the Option
granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice of law rules or conflict of law principles thereof.

                  IN WITNESS WHEREOF, the Company and the Participant have duly executed this Agreement effective as of the Date of grant.

                                  Youbet.com, Inc.


                                  By:   _________________________________
                                  Name:
                                  Title:


                                  Participant

Date: ____________________        Signature: ____________________________
                                             Board Member's Name

                                  Address:   ____________________________
                                             ____________________________
                                             ____________________________